SCHEDULE 14A
			(RULE 14a-101)

			INFORMATION REQUIRED IN PROXY STATEMENT
			PROXY STATEMENT PURSUANT TO SECTION 14(a)
			OF THE SECURITIES EXCHANGE ACT OF 1934
			(AMENDMENT NO.  )

	Filed by the Registrant	  [X]

	Filed by a Party other than the Registrant  [X]

	Check the appropriate box:

	[  ] Preliminary Proxy Statement	[  ] Confidential, for Use
						     of the Commission Only
						     (as permitted by Rule
						     14a-6(e) (2) )

	[X]  Definitive Proxy Statement

	[ ]  Definitive Additional Materials

	[ ]  Soliciting Material Pursuant to rule 14a-11(e) or Rule 14a-12

				CTB INTERNATIONAL
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
				(Name of Registrant as Specified
				 in its Charter)
				CTB INTERNATIONAL
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
	(Name of Person (s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(2)  Aggregate number of securities to which transaction applies:
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(4)  Proposed maximum aggregate value of transaction:
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(5)  Total fee paid:
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(2)  Form, schedule or registration statement no.:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(3)  Filing party:
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(4)  Date filed:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


April 5, 2000



To the Shareholders of CTB International Corp.:

You are cordially invited to attend the Annual Meeting of Shareholders of CTB International Corp (the "Company") to be held on Friday, May 5, 2000, at 10:00 a.m. E.S.T./C.D.T., at the CTB Conference Center, State Road 15 North, Milford, Indiana.

         At the meeting, Shareholders will vote on the election of nine persons to the Board of Directors and the ratification of the selection of Deloitte & Touche LLP, as independent accountants for the coming year. Details can be found in the accompanying Notice and Proxy Statement.

         We hope you are planning to attend the Annual Meeting personally, and we look forward to meeting with you. However, because the vote of each Shareholder is of utmost importance, we kindly request that you complete, date and sign your proxy card and return it to us promptly in the enclosed envelope, whether or not you currently plan to attend the Annual Meeting. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company, by filing a properly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

         On behalf of the Board of Directors and management of CTB International Corp., I would like to extend our appreciation for your continued support and confidence.

                                             Truly yours,

                                             CTB INTERNATIONAL CORP.



                                             Victor A. Mancinelli
                                             President and
                                             Chief Executive Officer

                             CTB International Corp.
                               State Road 15 North

                             Milford, IN 46542-2000

                                  219-658-4191

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF CTB INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CTB International Corp. (the "Company"), will be held at the CTB Conference Center, State Road 15 North, Milford, Indiana, on Friday, May 5, 2000, at 10:00 a.m. E.S.T./C.D.T. for the following purposes:

1.   To elect directors for designated terms of one (1) year.

2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2000.

3. To transact any other business that may properly be brought before the meeting or any adjournment thereof.

         The Shareholders of record, as of the close of business on March 20, 2000, of the Company's common stock, are entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                                             By Order of the Board of Directors,



                                             Michael J. Kissane
                                             Secretary

April 5, 2000
Milford, Indiana

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             CTB INTERNATIONAL CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 5, 2000

         The enclosed proxy accompanying this Proxy Statement is solicited by and on behalf of the Board of Directors of CTB International Corp. (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held on May 5, 2000 at 10:00 a.m. E.S.T./C.D.T. at the Company's Conference Center in
Milford, Indiana, or any adjournment thereof. This Proxy Statement and accompanying form of proxy were first mailed on or about April 5, 2000 to shareholders of record (the "Shareholders" or, individually, "Shareholder") as of March 20, 2000 (the "Record Date").

         The only outstanding class of voting securities of the Company is its common stock, par value $0.01 per share (the "Common Stock"). There were 10,999,202 shares of the Company's Common Stock outstanding as of the close of business on March 20, 2000. Shareholders shall be entitled to cast one vote per share for election of Directors and one vote per share on all other matters.

         A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors. A majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. The Company will pay all expenses in connection with this Proxy Statement.

Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 20, 2000, except as otherwise noted, for (i) each person known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four other most highly compensated executive officers for 1999, and (v) all current directors and executive officers as a group. Unless otherwise noted, the address of each of the Shareholders named below is the Company's principal executive office.

                                                                            Number           Percent
                                                                              Of               Of
         Name of Beneficial Owner                                           Shares            Shares
-----------------------------------------------                           -----------        --------
         Prudential Insurance Company of America....................        810,600 (1)        7.4%
         751 Broad Street
         Newark, NJ  07102-3777

         State of Wisconsin Investment Board.........................       770,000 (2)        7.0%
         P.O. Box 7842
         Madison, WI  53707

         American Securities Partners...................................  4,127,189           37.5%
         G.P. (Management) Corp. (3)
         24th Floor
         122 East 42nd Street
         New York, NY  10168-0002

         ASP/CTB G.P. Corp (4)..........................................    454,706            4.1%
         24th Floor
         122 East 42nd Street
         New York, NY  10168-0002

         Michael G. Fisch (3) (4).......................................  4,581,895           41.7%

         Charles D. Klein (3) (4).......................................  4,581,895           41.7%

         Caryl M. Chocola (5)...........................................  1,470,501           13.4%

         J. Christopher Chocola.........................................    702,323            6.4%

         Frank S. Hermance..............................................      4,000            ---

         Gerard van Rooijen.............................................      1,000            ---

         Larry D. Greene................................................        300            ---

         David L. Horing................................................        ---            ---

         Victor A. Mancinelli...........................................        ---            ---

         Roger W. Townsend..............................................     75,437            0.7%

         George W. Murdoch..............................................        600            ---

         All directors and executive
            officers as a group.........................................  7,004,697           63.7%

(1) Based on Schedule 13G dated January 31, 2000 which indicates as of December 31, 1999, Prudential Insurance Company of America had sole voting power over 211,800 shares, shared voting power over 598,800 shares, sole dispositive power over 211,800 shares and shared dispositive power over 598,800 shares.

(2) Based on Schedule 13G dated January 31, 2000, which indicates as of December 31, 1999, State of Wisconsin Investment Board had sole voting power over 770,000 shares, shared voting power over no shares, sole dispositive power over 770,000 shares and shared dispositive power over no shares.

(3) Shares of Common Stock shown as beneficially owned by American Securities Partners GP (Management) Corp. are owned of record by
         American Securities Partners, L.P., of which American Securities Associates, L.P., ("ASALP") is the sole general partner and possesses sole voting and investment power. American Securities Partners GP (Management) Corp. is the sole general partner of ASALP and possesses sole voting and investment power. Messrs. Klein and Fisch as shareholders of American Securities Partners GP (Management) Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by American Securities Partners GP(Management) Corp. Such persons disclaim beneficial ownership of such shares.

(4) Shares of Common Stock shown as beneficially owned by ASP/CTB G.P. Corp. are owned of record by ASP/CTB L.P. of which ASP/CTB G.P. Corp. is the sole general partner and as to which it possesses sole voting and investment power. Messrs. Klein and Fisch, as shareholders of ASP/CTB G.P. Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by ASP/CTB G.P. Corp. Such persons disclaim beneficial ownership of such shares.

(5) Shares of Common Stock shown as beneficially owned by Caryl M. Chocola are owned of record by the "Caryl M. Chocola Michigan Trust," of which Caryl M. Chocola is the sole beneficiary.

PROPOSAL NO. 1 - Election of Directors

         The Company's Bylaws currently provide for a Board of nine (9) members. Directors are elected annually by a plurality of votes by the Shareholders present or represented at the annual meeting and entitled to vote. Each director holds office for a term of one year or until his/her successor is elected or qualified. The Board of Directors has nominated and recommends the election of the nine nominees listed below. All current directors are being re-nominated for election to another term as a director. The name, age, business background and tenure as a director of the Company, if applicable, of each nominee are set forth below. The nine nominees will be elected to serve until the next annual meeting of Shareholders and until their respective successors are elected and qualified. If, at the time of the meeting, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes chosen by the Board. The nominees for director have consented to serve, if elected, and the Company has no reason to believe that any substitute nominee or nominees will be required. Unless authority to vote for a nominee is expressly withheld, the accompanying Proxy will be voted FOR the nominees named below.

                Principal Occupation and Business Experience During the                         Director
Nominees        Past Five Years                                                        Age       Since
--------        ------------------------------------------------------------------     ---      --------
Caryl M.        Private  investor.  President  of  K.C.  Equine  Systems  Inc.,  a      61        1976
Chocola         provider  of  fencing  and  horse  feeder  equipment  since  1993.
                Director of the Company and its predecessor since 1976.

J. Christopher  Chairman of the Board since April 1999.  President  of the Company      38        1991
Chocola         from  February 1996 to April 1999 and Chief  Executive  Officer of                (1)
                the Company and its  predecessor  from March 1994 to April 1999.
                Executive  Vice  President of the Company from  November 1993 to
                July 1996.  General  Manager  of the  Chore-Time  division  from
                October 1991 to November 1993.

Michael G.      President of American Securities Capital Partners,  L.P., ("ASCP")      37        1995
Fisch           since 1994.  Director of Anthony  Holdings,  Inc., a  manufacturer                (1)(3)
                of glass doors;  Healthcare Direct, Inc., a catalog retailer;  and
                El Pollo Loco Holdings, Inc., a quick-service restaurant operator.

Larry D.        President  and  Director of Complex  Tooling & Molding,  Inc.,  an      43        1997
Greene          injection molder of plastic  components,  since 1998.  Senior Vice                (2)(3)
                President  of Tauber  Enterprises,  a private  investment  company from 1992 until 1998.


Frank S.        President and Chief Executive  Officer of AMETEK,  Inc.,  (NYSE) a      51        1997
Hermance        diversified  industrial company,  since September 1999,  President                (2)(3)
                and Chief  Operating  Officer  from  November  1996 to September
                1999,  Executive Vice President and Chief Operating Officer from
                January  1996  until  November  1996.   President  of  Precision
                Instruments Group of AMETEK, Inc. from 1994 until November 1996, and Group Vice President from 1990 until 1994.

David L.        A Managing  Director of ASCP since 1995.  Chairman of the Board of      37        1995
Horing          Anthony Holdings,  Inc., El Pollo Loco Holdings,  Inc., and Miltex                (1)(2)
                Holdings,  Inc.,  a supplier of surgical  and dental  instruments, and Director of  Caribbean  Restaurants  Holdings,  Inc., a Burger
                King franchisee.

Charles D.      Managing  Director  of ASCP  and/or  its  affiliates  since  1978.      61        1995
Klein           Director of AMETEK, Inc.

Victor A.       President and Chief  Executive  Officer of the Company since April      56        1999
Mancinelli      1999.  Executive  Vice  President and Chief  Operating  Officer of                (1)
                Gehl Company (NASDAQ) from November 1992 to April 1999.

Gerard van      Managing Director of Roxell N.V. (and its predecessor  companies),      57        1999
Rooijen         Maldegem,  Belgium  since 1971 (a  subsidiary of the Company since
                January  1999).  Member of the Board of  Directors  of  Fedagrim
                (Belgian trade  organization of  manufacturers  and importers of agricultural machinery) since 1992.

Notes

(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL NO. 2 - Ratification of Selection of Independent Accountants

         Subject to ratification by the Shareholders, the Board of Directors has selected Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2000. The Company has been advised by such firm that they are independent accountants with respect to the Company, within the meaning of the Securities Acts administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board. Deloitte & Touche LLP were the independent accountants for the Company for the year ending December 31, 1999.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

Information About the Board of Directors and Committees of The Board

         Board of Directors: The Board of Directors held five regular meetings during the last year. The Board has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. Each Director has attended at least 75% ofall committee and Board meetings.

(1) Executive Committee: The Executive Committee is responsible for meeting when required on short notice during intervals between meetings of the Board of Directors and has authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Company subject to specific directions of the Board of Directors and to the limitations of the Indiana Business Corporation Law. The Executive Committee met five times during the last year.

(2) Audit Committee: The Audit Committee is responsible for making recommendations to the Board of Directors regarding the selection of independent accountants to audit the Company's annual financial statements, conferring with the independent accountants and reviewing the scope and the fees of the annual audit, reviewing the Company's audited financial statements, accounting and financial procedures, monitoring the Company's internal control procedures and approving the nature and scope of non-audit services performed by the independent accountants. The Audit Committee met two times during the past year.

(3) Compensation Committee: The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors on matters concerning compensation of management, executive officers and employees. The Compensation Committee met two times during the past year.


         Each director of the Company who is not an employee of the Company or an employee of American Securities, L.P. or its affiliates (hereafter collectively "American Securities") receives an annual fee of $10,000 plus a fee of $2,500 for each Board of Directors meeting attended and $2,500 for each committee meeting attended if not held concurrently with a meeting of the Board of Directors. Directors who are also employees of the Company or who are officers or employees of American Securities receive no remuneration for serving as directors. Each director who was entitled to compensation in 1997 also was granted an option to purchase 18,140 shares of the Company's Common Stock at a price equal to the fair market value of the shares at the time of the grant, and subject to vesting in seven (7) years with a five (5) year accelerated vesting schedule based on the Company achieving certain financial targets.

         J. Christopher Chocola is the son of Caryl M. Chocola.

Executive Compensation

         The following Summary Compensation Table sets forth, for 1997, 1998 and 1999 certain information with respect to the compensation of the Company's President and Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities for 1999.

                                     Summary Compensation Table

                                                                       Long Term
                                                                      Compensation
                                Annual Compensation                      Awards
                                -------------------                    ----------
                                                           Other       Securities           All
    Name and Principal                                     Annual      Underlying          Other
         Position           Year   Salary   Bonus (1)   Compensation    Options       Compensation (2)
         --------           ----   ------   ---------   ------------    -------       ----------------
                                     ($)       ($)          ($)           (#)               ($)
Victor A. Mancinelli        1999    222,885    159,894   27,061(3)      300,000            12,957
President, Chief Executive
Officer and Director

J. Christopher Chocola      1999    148,500      7,425       -             -                7,764
Chairman of the Board of    1998    148,500      7,525       -             -                7,658
Directors                   1997    148,500    101,155       -             -               10,795

Gerard van Rooijen          1999    220,710     34,121       -             -               23,825
Managing Director of
Roxell N.V.

Roger W. Townsend           1999    123,600      6,165       -             -               6,504
Executive Vice President    1998    120,000      5,986       -             -               6,227
and General Manager -       1997    116,700     79,894       -             -               8,573
Grain Systems Business of
CTB

George W. Murdoch           1999    127,500      6,365       -             -               6,713
Executive Vice President    1998    125,000      6,064   44,818(4)       88,000            6,386
International Business      1997     80,300     29,351       -           12,093            6,825
of CTB


(1) Includes amounts paid pursuant to the Management Incentive Compensation Plan and includes a holiday bonus of 5% of base salary payable to all employees in December with 1,000 hours of service for the twelve months ended November 30.

(2) Includes amounts (i) contributed under the Profit Sharing Plan that are determined based on the Company's results of operations, (ii) contributed as matching contributions under the 401(k) Plan and (iii) determined to be imputed income on term life insurance policies. At the beginning of each year, the Board of Directors determines the rate, if any, that the Company will contribute to the Profit Sharing Plan for that year based on the achievement of certain financial targets for that year. The Company is not required to make any contribution to the Profit Sharing Plan if minimum levels of financial performance are not met. The contributions are allocated among eligible employees in proportion to their total qualified compensation. The Profit Sharing Plan also provides for the making of cash-or-deferred contributions pursuant to Section 401(k) of the Internal Revenue Code. Each year, the Company has the discretion to elect to make a matching contribution with respect to each employee. In recent years, the Company has made contributions equal to 50% of the amount contributed by such employee up to a total matching contribution of 2% of base compensation. The Company maintains a group-term life insurance plan for substantially all salaried U.S. employees. The Company makes the premium payments on the group-term life insurance policies which vary according to age and insurance coverage. The amount included as compensation for each named executive officer represents the value of coverage in excess of $50,000.00, in accordance with Internal Revenue Code Section 79, during the covered year. The Company maintains a whole life insurance policy on one executive officer. The amount included as compensation is the amount of premium paid under the policy. The 1999 amounts of all other compensation follow:

                                          Contributions     Contributions
                                             to the             To the        Group-Term      Whole Life
                     Name              Profit Sharing Plan   401(k) Plan    Life Insurance    Insurance
         ----------------------------- -------------------- --------------- --------------------------------
                                               ($)               ($)             ($)             ($)

         Victor A. Mancinelli                 6,999             4,458             1,500           -
         J. Christopher Chocola               4,559             2,970               129           -
         Gerard van Rooijen                     -                 -                 -            6,260
         Roger W. Townsend                    3,684             2,400               143           -
         George W. Murdoch                    3,838             2,500                48           -

(3) For temporary commuting and living expenses. Additional amounts may be owed in 2000.
(4)      Includes   amounts   paid   related   to  company-requested  geographic
         relocation.

Stock Options

         Stock options were granted in 1999 to the following executive officers named on the Summary Compensation Table:

                                  Option/SAR Grants In Last Fiscal Year

                                   Number of       Percent of Total
                                  Securities         Options/SARs
                                  Underlying          Granted to
                                 Options/SARs        Employees in      Exercise Price    Expiration
           Name                   Granted (#)           1999              ($/Share)         Date
------------------------------------------------------------------------------------------------------
Victor A. Mancinelli                200,000             66.7%               6.75       April 12, 2009
Victor A. Mancinelli                100,000             33.3%              14.00       April 12, 2009


                               Aggregated Option/SAR Exercises in Last Fiscal Year
                                        And Year-End Option/SAR Values

                               Shares                     Number of Securities           Value of Unexercised
                              Acquired                   Underlying Unexercised              In-the-Money
                                 on         Value            Options/SARs at                Options/SARs at
           Name               Exercise     Realized          Fiscal Year-End                Fiscal Year-End
--------------------------- ------------- ----------- ------------------------------ ------------------------------
                                 #            $             #              #              $               $
                                                       Exercisable   Unexercisable   Exercisable    Unexercisable

J. Christopher Chocola           -            -          43,536          29,024        216,918         144,612


Victor A. Mancinelli             -            -             -           300,000           -
                                                                                                          -

                                 -            -          21,768          43,536        108,459         216,918
Roger W. Townsend

                                 -            -           3,628          96,465           -               -
George W. Murdoch

Report of the Compensation Committee on Executive Compensation

Policies and Objectives

         The Compensation Committee of the Board of Directors (referred to herein as the "Committee") is responsible for administering the compensation and benefit programs for the Company's employees, including the executive officers. The Committee annually reviews and evaluates cash compensation and stock option grant recommendations made by the President and Chief Executive Officer for the executive officers (other than for himself) along with the rationale for such recommendations. The Committee examines these recommendations in relation to the Company's overall objectives and makes compensation recommendations to the Board of Directors for final approval. The Committee also sends to the Board of Directors for approval its recommendations on compensation for the Chairman of the Board and President and Chief Executive Officer, who do not participate in the Committee's decisions as to their compensation package.

General

         The Company has developed and implemented compensation policies, plans and practices that seek to attract and retain qualified and talented employees and enhance the profitability of the Company. The Company is committed to maximizing shareholder value through performance and the Committee believes that superior performance by the Company's executive and management team is an essential element to reaching that goal. The policies, plans and practices are designed to help achieve this objective by relating compensation to both Company and individual performance.

         Based on these objectives, the compensation package of the executive officers consists of four primary elements: (1) base salary; (2) incentive bonuses; (3) stock options; and (4) participation in employee benefit plans.

Base Salary

         A base salary is set for each executive officer at the beginning of each calendar year by the Board of Directors after receiving a recommendation from the Committee. The Committee recommends to the Board of Directors what it believes to be an appropriate base salary for each executive officer based on the Company's performance, the executive officer's performance, the Company's future objectives and challenges and the current competitive environment. Base salaries are intended to be relatively moderate, but competitive.

Incentive Bonuses

         The Company's policy is to base a significant portion of each executive officer's annual compensation on the financial performance of the Company. A significant portion of each executive officer's potential annual cash compensation, ranging from approximately 25% to 60%, is based upon the incentive bonus which is accrued during the year and paid following the conclusion of each year. The bonus is determined on the basis of a formula which compares actual performance against an earnings measurement. Financial performance in 1999 was significantly below targeted levels resulting in (with limited exception) no incentive bonuses being awarded to executive officers. In 1997 and 1998, Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") targets were established by the Board of Directors at the beginning of each year. For measurement of the 1999 and 2000 bonuses, the Board of Directors established Diluted Earnings per Share targets. The target bonus level for each executive officer is determined by the Committee based upon the goals, objectives and responsibilities of each officer. The Committee may exercise some discretion in making bonus awards.

Stock Options

         Stock options are a key element in the Company's long-term compensation program. The primary purpose of stock options is to provide executive officers and other employees with a personal and financial interest in the success of the Company through stock ownership, thereby aligning the interests of such persons with those of the Company's Shareholders. Most executive officers were previously granted stock options which have a seven year vesting period, but which also have accelerated vesting in increments over 5 years or 6 years if the Company achieves certain financial targets. In 1999, one executive officer was granted stock options, some of which vest after 3 years and others which vest 20% each year over a 5 year period, respectively.

Benefit Plans

         The U.S. based executive officers also participate in the Company's Profit Sharing Plan and 401(k) Plan described in note 2 under the Summary Compensation Table. U.S. executive officers and employees who are at least 18 years of age and have at least 1,000 hours of service are eligible to participate in the Profit Sharing Plan. Participation in the 401(k) Plan is immediately available to all employees (other than temporary employees) at least 18 years of age. All contributions to the Profit Sharing and 401(k) Plans are allocated to various investment alternatives, at the employee's discretion, within an account maintained on behalf of each participating employee and, to the extent vested, are distributed to the employee upon retirement, death, disability or termination of service.

Compensation of the President and Chief Executive Officer

         The compensation for the Company's President and Chief Executive Officer, Victor A. Mancinelli, is established by the Committee and approved by the Board of Directors. The Committee considers the Company's success in achieving its performance goals as well as the Committee's and Board's assessments of Mr. Mancinelli's individual performance. Mr. Mancinelli's incentive bonus is tied to the same financial goals for the Company as applied to the other executive officers and other employees eligible for such bonuses. As part of the compensation package to attract Mr. Mancinelli to the Company the Board of Directors agreed to a guaranteed minimum bonus of $150,000 for 1999. There is no guaranteed minimum bonus in 2000.


         The Committee believes that the executive compensation programs and practices described above are conservative and fair to the Company's Shareholders. The Committee further believes that these programs and practices serve the best interests of the Company and its Shareholders.

                                             Respectfully submitted,

                                             Michael G. Fisch
                                             Larry D. Greene
                                             Frank S. Hermance

Performance Graph

         The following graph compares the cumulative total return of CTB International Corp., the S&P Small Cap 600 Index, and acomposite Peer Group Index constructed by the Company and weighted by market capitalization, which includes the following companies, but from which the Company has been excluded:
Cal-Maine Foods, Inc.; Gehl Company; Lindsay Manufacturing Co.; Pilgrim's Pride Corp.; RDO Equipment Co.; Sanderson Farms, Inc.; Valmont Industries, Inc.; and WLR Foods, Inc. Thorn Apple Valley, Inc., which has previously been included in the Peer Group Index, was acquired during 1999 and is no longer a publicly-traded entity. Consequently, the Peer Group Index for periods prior to 1999 has been restated to exclude Thorn Apple Valley, Inc. to allow comparability between all periods presented.

         The total return assumes $100 invested in the Company's common stock, the S&P Small Cap Index and Peer Group Index on August 21, 1997. It includes reinvestment of dividends and is based on the closing stock price on the last trading day of December for the Company, the S&P Small Cap Index and the Peer Group Index.

         The comparative performance of the Company's common stock against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company's common stock may vary based on the strength or weakness of the stock price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of Company performance.

Certain Transactions

         Under the terms of a management consulting agreement dated January 4, 1996, the Company is required to pay annual management fees of $300,000 plus expenses to ASCP.

         The Earn-Out amount related to the 1996 acquisition of the Company in a leveraged buyout transaction was calculated as $7,040,000 (see Note 19 to the 1999 Financial Statements). The Company was obligated to pay the Earn-Out Amount in three installments beginning on April 5, 1999. Two installments totaling $5,280,000 were made during 1998. The third and final installment of $1,760,000 was paid on January 3, 2000. Portions of the Earn-Out Amount are payable to certain current directors and officers of the Company.

         In conjunction with the Company's initial public offering, certain shareholders (including affiliates of ASCP, J. Christopher Chocola and Caryl Chocola) redeemed 15,000 shares of Preferred Stock and exchanged 9,069 shares of Preferred Stock for 647,786 shares of Common Stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, Directors, and greater than 10 percent beneficial owners were complied with.

Other Matters

         The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

         Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions concerning the audit for the year ended December 31, 1999.

Shareholder Proposals

         Any Shareholder proposals intended to be presented at the 2001 Annual Meeting must be received by the Company at its principal executive offices no later than December 7, 2000 in order to be considered for inclusion in the proxy materials.

10-K Report

         A copy of the  Company's  Annual  Report  for  the  fiscal  year  ended
December 31, 1999 filed with the Securities and Exchange Commission on Form 10-K, which is incorporated herein by reference, is available, without charge, upon written request to Don J. Steinhilber, Vice President and Chief Financial Officer, CTB International Corp., P.O. Box 2000, Milford, Indiana 46542-2000, U.S.A.

April 5, 2000